Exhibit 21.1

Subsidiaries and Affiliates	Jurisdiction of Formation
25 Ashdown Road Solar, LLC	Delaware
3G&L	Georgia
623 Landfill, Inc.	Virginia
8 M Properties, LLC	North Carolina
A D A J Corporation	California
A-Best Disposal, Inc.	Ohio
Abilene Landfill TX, LP	Delaware
Ace Disposal Services, Inc.	Ohio
Action Disposal, Inc.	Texas
ACV Enviro 1045 RE LLC	New Jersey
ACV Enviro CC Holding Corporation	Delaware
ACV Enviro Corporation	Delaware
ACV Enviro Holding Corporation	Delaware
ACV Enviro MA RE LLC	Delaware
ACV Enviro MD RE LLC	Maryland
ACV Enviro MI Corporation	Michigan
ACV Environmental Services, Inc.	New York
Adrian Landfill, Inc.	Michigan
ADS of Illinois, Inc.	Illinois
ADS, Inc.	Oklahoma
AES Accabonac Solar, LLC	Delaware
AES Broadalbin Solar, LLC	Delaware
AES CE RS XVI, LLC	Delaware
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES DE RS XII, LLC	Delaware
AES DE RS XIV, LLC	Delaware
AES DE RS XV, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Greece Solar, LLC	Delaware
AES Holland Solar, LLC	Delaware
AES Johnsville Solar, LLC	Delaware
AES Kekaha Solar, LLC	Delaware
AES Lawa'i Solar, LLC	Delaware
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	Delaware
AES Orphan Farm Solar, LLC	Delaware
AES RH RS XVII, LLC	Delaware
AES Rochester Solar, LLC	Delaware
AES Tonawanda Solar, LLC	Delaware
AES Wawarsing Solar, LLC	Delaware
Agricultural Acquisitions, LLC	Indiana
Agri-Tech, Inc. of Oregon	Oregon
Agromin OC, LLC	California
Alabama Recycling Services, Inc.	Alabama
Albany-Lebanon Sanitation, Inc.	Oregon
Allied Gas Recovery Systems, L.L.C.	Delaware
Allied Green Power, LLC	Delaware
Allied Nova Scotia, Inc.	Delaware
Allied Remediation Services, Inc.	Delaware
Allied Research Affiliates, LLC	New Jersey
Allied Services, LLC	Delaware
Allied Waste Environmental Management Group, LLC	Delaware
Allied Waste Holdings (Canada) Ltd.	Delaware
Allied Waste Industries (Arizona), Inc.	Arizona
Allied Waste Industries of Illinois, Inc.	Illinois
Allied Waste Industries of Northwest Indiana, Inc.	Indiana
Allied Waste Industries of Tennessee, Inc.	Tennessee
Allied Waste Industries, LLC	Delaware
Allied Waste Landfill Holdings, Inc.	Delaware
Allied Waste Niagara Falls Landfill, LLC	New York
Allied Waste North America, LLC	Delaware
Allied Waste of California, Inc.	California
Allied Waste of New Jersey, Inc.	New Jersey
Allied Waste of New Jersey-New York, LLC	Delaware
Allied Waste Recycling Services of New Hampshire, LLC	Delaware
Allied Waste Rural Sanitation, Inc.	Delaware
Allied Waste Services of Colorado, Inc.	Delaware
Allied Waste Services of Fort Worth, LLC	Texas
Allied Waste Services of Massachusetts, LLC	Massachusetts
Allied Waste Services of North America, LLC	Delaware
Allied Waste Services of Page, Inc.	Idaho
Allied Waste Services of Stillwater, Inc.	Oklahoma
Allied Waste Sycamore Landfill, LLC	Delaware
Allied Waste Systems Holdings, Inc.	Delaware
Allied Waste Systems of Arizona, LLC	Arizona
Allied Waste Systems of Colorado, LLC	Colorado
Allied Waste Systems of Michigan, LLC	Michigan
Allied Waste Systems of Montana, LLC	Montana

Subsidiaries and Affiliates	Jurisdiction of Formation
Allied Waste Systems of New Jersey, LLC	New Jersey
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania
Allied Waste Systems, Inc.	Delaware
Allied Waste Transfer Services of Arizona, LLC	Delaware
Allied Waste Transfer Services of California, LLC	California
Allied Waste Transfer Services of Florida, LLC	Florida
Allied Waste Transfer Services of New York, LLC	New York
Allied Waste Transfer Services of North Carolina, LLC	North Carolina
Allied Waste Transfer Services of Oregon, LLC	Oregon
Allied Waste Transfer Services of Rhode Island, LLC	Delaware
Allied Waste Transfer Services of Utah, Inc.	Utah
Allied Waste Transportation, Inc.	Delaware
Allis Medina Solar, LLC	Delaware
Amaterasu LLC	Massachusetts
American Disposal Services of Illinois, Inc.	Delaware
American Disposal Services of Kansas, Inc.	Kansas
American Disposal Services of Missouri, Inc.	Oklahoma
American Disposal Services of New Jersey, Inc.	Delaware
American Disposal Services of West Virginia, Inc.	Delaware
American Disposal Services, Inc.	Delaware
American Disposal Transfer Services of Illinois, Inc.	Delaware
American Ecology Environmental Services Corporation	Texas
American Materials Recycling Corp.	New Jersey
American Sanitation, Inc.	Idaho
American Transfer Company, Inc.	New York
Anderson Solid Waste, Inc.	California
Anson County Landfill NC, LLC	Delaware
Apache Junction Landfill Corporation	Arizona
APR Walden Solar 1, LLC	Delaware
Arbor Hills Holdings L.L.C.	Delaware
Area Disposal Inc.	Illinois
Ariana, LLC	Delaware
Aries Venture Investments Company	Delaware
Assonet Solar 1, LLC	Delaware
Astro Waste Services, Inc.	Maine
Atlantic Waste Holding Company, Inc.	Massachusetts
Atlas Transport, Inc.	California
Attwoods of North America, Inc.	Delaware
Autauga County Landfill, LLC	Alabama
Automated Modular Systems, Inc.	New Jersey
Autoshred, Inc.	Missouri
AWIN Leasing Company, Inc.	Delaware
AWIN Management, Inc.	Delaware
Bakersfield Industrial PV 1, LLC	California
Bakersfield PV 1, LLC	California
Barker Brothers Waste, Incorporated	Tennessee

Subsidiaries and Affiliates	Jurisdiction of Formation
Barker Brothers, Inc.	Tennessee
Bay Collection Services, Inc.	California
Bay Environmental Management, Inc.	California
Bay Landfills, Inc.	California
Bay Leasing Company, Inc.	California
Bayside Disposal, Inc.	Washington
BBCO, Inc.	Delaware
Bealine Service Company, Inc.	Delaware
Beals Medina Solar, LLC	Delaware
Belleville Landfill, Inc.	Missouri
Benson Valley Landfill General Partnership	Kentucky
Berkeley Sanitary Service, Inc.	California
Berrien County Landfill, Inc.	Michigan
BFGSI Series 1997-A Trust	Delaware
BFGSI, L.L.C.	Delaware
BFI Atlantic, Inc.	Delaware
BFI Energy Systems of Albany, Inc.	Delaware
BFI Energy Systems of Delaware County, Inc.	Delaware
BFI Energy Systems of Essex County, Inc.	New Jersey
BFI Energy Systems of Hempstead, Inc.	Delaware
BFI Energy Systems of Niagara II, Inc.	Delaware
BFI Energy Systems of Niagara, Inc.	Delaware
BFI Energy Systems of SEMASS, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware
BFI REF-FUEL, INC.	Delaware
BFI Trans River (GP), Inc.	Delaware
BFI Trans River (LP), Inc.	Delaware
BFI Transfer Systems of Alabama, LLC	Delaware
BFI Transfer Systems of Georgia, LLC	Delaware
BFI Transfer Systems of Massachusetts, LLC	Massachusetts
BFI Transfer Systems of Mississippi, LLC	Delaware
BFI Transfer Systems of New Jersey, Inc.	New Jersey
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania
BFI Transfer Systems of Texas, LP	Delaware
BFI Transfer Systems of Virginia, LLC	Delaware
BFI Waste Services of Indiana, LP	Delaware
BFI Waste Services of Pennsylvania, LLC	Pennsylvania
BFI Waste Services of Texas, LP	Delaware
BFI Waste Services, LLC	Delaware
BFI Waste Systems of Alabama, LLC	Delaware
BFI Waste Systems of Arkansas, LLC	Delaware
BFI Waste Systems of Georgia, LLC	Delaware
BFI Waste Systems of Louisiana, LLC	Delaware
BFI Waste Systems of Massachusetts, LLC	Massachusetts
BFI Waste Systems of Mississippi, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
BFI Waste Systems of Missouri, LLC	Delaware
BFI Waste Systems of New Jersey, Inc.	New Jersey
BFI Waste Systems of North America, LLC	Delaware
BFI Waste Systems of Oklahoma, LLC	Oklahoma
BFI Waste Systems of Tennessee, LLC	Delaware
BFI Waste Systems of Virginia, LLC	Delaware
Bio-Med of Oregon, Inc.	Oregon
Blackhorse Farm Solar, LLC	Rhode Island
Bloomington Haulers, LLC	Minnesota
Blue Mountain Recycling, LLC	Pennsylvania
Blue Polymers, LLC	Delaware
Blue Ridge Landfill TX, LP	Delaware
Bom Ambiente Insurance Company	Cayman Islands
Bond County Landfill, Inc.	Delaware
Borrego Landfill, Inc.	California
Borrow Pit Corp.	Illinois
Brenham Total Roll-Offs, LP	Delaware
Brickyard Disposal & Recycling, Inc.	Illinois
Bridgeton Landfill, LLC	Delaware
Bridgeton Transfer Station, LLC	Delaware
Browning-Ferris Industries Chemical Services, Inc.	Nevada
Browning-Ferris Industries de Mexico, S.A. de C.V.	Mexico
Browning-Ferris Industries of California, Inc.	California
Browning-Ferris Industries of Florida, Inc.	Delaware
Browning-Ferris Industries of Illinois, Inc.	Delaware
Browning-Ferris Industries of New Jersey, Inc.	New Jersey
Browning-Ferris Industries of New York, Inc.	New York
Browning-Ferris Industries of Ohio, Inc.	Delaware
Browning-Ferris Industries of Tennessee, Inc.	Tennessee
Browning-Ferris Industries, Inc.	Massachusetts
Browning-Ferris Industries, LLC	Delaware
Browning-Ferris Services, Inc.	Delaware
Browning-Ferris, Inc.	Maryland
Brunswick Waste Management Facility, LLC	Delaware
Bullock Freetown Solar 1, LLC	Delaware
Bunting Trash Service, Inc.	Colorado
Butler County Landfill, LLC	Delaware
BWC Lake Lashaway, LLC	Delaware
BWC Muddy Brook, LLC	Delaware
C & C Expanded Sanitary Landfill, LLC	Michigan
Cactus Waste Systems, LLC	Arizona
Calvert Trash Service, Incorporated	Maryland
Calvert Trash Systems, Incorporated	Maryland
Camelot Landfill TX, LP	Delaware
Capital Waste & Recycling, Inc.	New York
Capitol Recycling and Disposal, Inc.	Oregon

Subsidiaries and Affiliates	Jurisdiction of Formation
Carbon Limestone Landfill, LLC	Ohio
CC Landfill, Inc.	Delaware
CECOS International, Inc.	New York
Cefe Landfill TX, LP	Delaware
Celina Landfill, Inc.	Ohio
Central Arizona Transfer, Inc.	Arizona
Central Line Solar, LLC	Delaware
Central Sanitary Landfill, Inc.	Michigan
Central Virginia Properties, LLC	Georgia
Champlin Refuse, Inc.	Minnesota
Charter Evaporation Resource Recovery Systems	California
Cherokee Run Landfill, Inc.	Ohio
Chilton Landfill, LLC	Delaware
Citizens Disposal, Inc.	Michigan
City-Star Services, Inc.	Michigan
Clarkston Disposal, Inc.	Michigan
Clean Venture, Inc.	New Jersey
Clinton County Landfill Partnership	Indiana
Cocopah Landfill, Inc.	Delaware
Compactor Rental Systems of Delaware, Inc.	Delaware
Congress Development Co.	Illinois
Consolidated Disposal Service, L.L.C.	Delaware
Consolidated Processing, Inc.	Illinois
Continental Waste Industries - Gary, Inc.	Indiana
Continental Waste Industries, L.L.C.	Delaware
Copper Mountain Landfill, Inc.	Delaware
Corvallis Disposal Co.	Oregon
County Disposal (Ohio), Inc.	Delaware
County Disposal, Inc.	Delaware
County Environmental Landfill, LLC	Ohio
County Land Development Landfill, LLC	Ohio
County Landfill, Inc.	Delaware
County Line Landfill Partnership	Indiana
Courtney Ridge Landfill, LLC	Delaware
Covington Waste, Inc.	Tennessee
Crockett Sanitary Service, Inc.	California
Cronin Road Solar 1, LLC	Delaware
Crow Landfill TX, L.P.	Delaware
Cumberland County Development Company, LLC	Virginia
CWI of Florida, Inc.	Florida
CWI of Illinois, Inc.	Illinois
CWI of Missouri, Inc.	Missouri
Cycle Chem, Inc.	New Jersey
D & L Disposal L.L.C.	Delaware
Delano PV 1, LLC	California
Delta Container Corporation	California

Subsidiaries and Affiliates	Jurisdiction of Formation
Delta Dade Recycling Corp.	Florida
Delta Paper Stock, Co.	California
Delta Resources Corp.	Florida
Delta Site Development Corp.	Florida
Delta Waste Corp.	Florida
Dempsey Waste Systems II, Inc.	Ohio
Denver RL North, Inc.	Colorado
Desarrollo del Rancho La Gloria TX, LP	Texas
Devens Recycling Center, LLC	Massachusetts
Dinverno, Inc.	Michigan
DTC Management, Inc.	Indiana
Dunstable Solar 1, LLC	Delaware
E & P Investment Corporation	Illinois
Eagle Construction and Environmental Services, LLC	Delaware
Eagle Industries Leasing, Inc.	Michigan
East Brookfield Main Street Solar LLC	Delaware
East Chicago Compost Facility, Inc.	Delaware
ECDC Environmental, L.C.	Utah
ECDC Holdings, Inc.	Delaware
ECOFLO Field Services, LLC	North Carolina
ECOFLO Holding, LLC	North Carolina
ECOFLO Logistics, LLC	North Carolina
ECOFLO Recycling, LLC	North Carolina
ECOFLO Southeast, Inc.	North Carolina
ECOFLO, Inc.	Maryland
El Centro Landfill, L.P.	Texas
Elder Creek Transfer & Recovery, Inc.	California
Ellis County Landfill TX, LP	Delaware
Ellis Scott Landfill MO, LLC	Delaware
Envirite of Illinois, Inc.	Delaware
Envirite of Ohio, Inc.	Delaware
Envirite of Pennsylvania, Inc.	Delaware
Envirite Transportation LLC	Ohio
Envirocycle, Inc.	Florida
Environmental Development Corp.	Delaware
Environmental Quality Industrial Services de Mexico, S. de R.L. de C.V.	Mexico
Environmental Reclamation Company	Illinois
Environmental Services Inc.	Ontario
Environtech, Inc.	Delaware
EnviroTech Consultants LLC	New Jersey
Envirowaste, LLC	Pennsylvania
Envotech-Illinois L.L.C.	Delaware
EQ Detroit, Inc.	Michigan
EQ Holdings, Inc.	Delaware
EQ Industrial Services, Inc.	Michigan
EQ Metals Recovery LLC	Ohio

Subsidiaries and Affiliates	Jurisdiction of Formation
EQ Northeast, Inc.	Massachusetts
EQ Parent Company, Inc.	Delaware
Evergreen National Indemnity Company	Ohio
Evergreen Scavenger Service, Inc.	Delaware
Evergreen Scavenger Service, L.L.C.	Delaware
F. P. McNamara Rubbish Removal, Inc.	Massachusetts
FCR Camden, LLC	Delaware
FCR Florida, LLC	Delaware
FCR Greensboro, LLC	Delaware
FCR Morris, LLC	Delaware
FCR Tennessee, LLC	Delaware
FCR, LLC	Delaware
Finchville Solar, LLC	Delaware
Fiorito Enterprises, Inc.	Washington
Flint Hill Road, LLC	South Carolina
FLL, Inc.	Michigan
Foothill Sanitary Landfill, Inc.	California
Forest View Landfill, LLC	Delaware
Fort Worth Landfill TX, LP	Delaware
Forward, Inc.	California
Founder's Homestead Farm Solar, LLC	Rhode Island
Frankfort Environmental Development Company, Inc.	Indiana
Frontier Waste Services (Colorado), LLC	Colorado
Frontier Waste Services (Utah), LLC	Utah
Frontier Waste Services of Louisiana L.L.C.	Louisiana
Frontier Waste Services, L.P.	Texas
G. Van Dyken Disposal Inc.	Michigan
Galveston County Landfill TX, LP	Delaware
Gateway Landfill, LLC	Georgia
GEK, Inc.	Alabama
General Refuse Rolloff Corp.	Delaware
Georgia Recycling Services, Inc.	Delaware
GGH North Dakota, LLC	North Dakota
GGWM, LLC	Texas
Global Indemnity Assurance Company	Vermont
Golden Bear Transfer Services, Inc.	California
Golden Triangle Landfill TX, LP	Delaware
Golden Waste Disposal, Inc.	Georgia
Grants Pass Sanitation, Inc.	Oregon
Great Lakes Disposal Service, Inc.	Delaware
Great Plains Landfill OK, LLC	Delaware
Green Valley Landfill General Partnership	Kentucky
Greenridge Reclamation, LLC	Pennsylvania
Greenridge Waste Services, LLC	Pennsylvania
Greenwich Solar 1, LLC	Delaware
Greenwood Landfill TX, LP	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
GreenWorks, LLC	Massachusetts
Gulf West Landfill TX, LP	Delaware
Gulfcoast Waste Service, Inc.	Florida
H B Data Security, LLC	Connecticut
Hancock County Development Company, LLC	Mississippi
Harland's Sanitary Landfill, Inc.	Michigan
Harrison County Landfill, LLC	Mississippi
HMD Waste, L.L.C.	Delaware
Honeygo Run Reclamation Center, Inc.	Maryland
Hudson Baylor 27th Avenue LLC	Delaware
Hudson Baylor Atlantic County LLC	Delaware
Hudson Baylor Beacon LLC	Delaware
Hudson Baylor Cape May LLC	Delaware
Hudson Baylor North Gateway, LLC	Delaware
Hudson Baylor Tucson LLC	Delaware
Hyder Waste Container, Inc.	North Carolina
Illiana Disposal Partnership	Indiana
Illinois Landfill, Inc.	Illinois
Illinois Recycling Services, Inc.	Illinois
Illinois Valley Recycling, Inc.	Illinois
Imperial Landfill, Inc.	California
Independent Trucking Company	California
Ingrum Waste Disposal, Inc.	Illinois
International Disposal Corp. of California	California
Island Waste Services Ltd.	New York
Itasca Landfill TX, LP	Delaware
Jefferson City Landfill, LLC	Delaware
Jetter Disposal, Inc.	Iowa
Johnstown Solar 1, LLC	Delaware
JRM Hauling and Recycling Services, LLC	Massachusetts
JRM Hauling and Recycling Services II, LLC	Massachusetts
JSI Houston Transfer Station, Inc.	Texas
K & K Trash Removal, Inc.	Maryland
Kankakee Quarry, Inc.	Illinois
Keller Canyon Landfill Company	California
Keller Drop Box, Inc.	Oregon
Kent-Meridian Disposal Company	Washington
Kerrville Landfill TX, LP	Delaware
Key Waste Indiana Partnership	Indiana
La Cañada Disposal Company, Inc.	California
Lake County C & D Development Partnership	Indiana
Lake Norman Landfill, Inc.	North Carolina
LandComp Corporation	Illinois
Lane Ave Solar LLC	Delaware
Lathrop Sunrise Sanitation Corporation	California
Lee County Landfill SC, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Lee County Landfill, Inc.	Illinois
Lemons Landfill, LLC	Delaware
Lewistown Disposal, Inc.	Washington
Lewisville Landfill TX, LP	Delaware
LGS Renewables I, L.C.	Texas
Liberty Waste Holdings, Inc.	Delaware
Liberty Waste Services Limited, L.L.C.	Delaware
Liberty Waste Services of Illinois, L.L.C.	Illinois
Liberty Waste Services of McCook, L.L.C.	Delaware
Lightning Renewables, LLC	Delaware
Local Sanitation of Rowan County, L.L.C.	Delaware
Loop Recycling, Inc.	Illinois
Loop Transfer, Incorporated	Illinois
Lorain Carbon Zero Solutions, LLC	Delaware
Lorain County Landfill, LLC	Ohio
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey
Lucas County Landfill, LLC	Ohio
Madison County Development, LLC	Tennessee
Manteca PV 1, LLC	California
Manumit of Florida, Inc.	Florida
Marion Investment Group, LLC	Oregon
Marion Recycling Center, Inc.	Oregon
Marion Resource Recovery Facility, LLC	Oregon
Maui 17-2 LLC	Hawaii
McCarty Road Landfill TX, LP	Delaware
McCusker Recycling, Inc.	Pennsylvania
McInnis Waste Systems, Inc.	Oregon
Meadow Landfill, LLC	Delaware
Menands Environmental Solutions, LLC	New York
Mesa Disposal, Inc.	Arizona
Mesquite Landfill TX, LP	Delaware
Mexia Landfill TX, LP	Delaware
M-G Disposal Services, L.L.C.	Delaware
Michigan Disposal, Inc.	Michigan
Mid America Contractors, L.L.C.	Texas
Middletown Solar 1, LLC	Delaware
Mississippi Waste Paper Company	Mississippi
Missouri City Landfill, LLC	Missouri
Modern Power, LLC	Delaware
Modern-Mallard Energy, LLC	Delaware
Montana Waste Systems, Inc.	Washington
Mountain Home Disposal, Inc.	Delaware
N Leasing Company, LLC	Delaware
National Response Corp. Aruba N.V.	Aruba
National Response Corporation	Delaware
National Response Corporation (NRC) Environmental Services UAE L.L.C.	United Arab Emirates

Subsidiaries and Affiliates	Jurisdiction of Formation
National Response Corporation Mexico NRC, S. de R.L. de C.V.	Mexico
NationsWaste Catawba Regional Landfill, Inc.	South Carolina
NationsWaste, Inc.	Delaware
Natl Response Corporation of Puerto Rico	Delaware
New Mexico Disposal Co., LLC	California
New Morgan Landfill Company, Inc.	Pennsylvania
New York Waste Services, LLC	Delaware
Newton County Landfill Partnership	Indiana
Nichols Street Properties LLC	Delaware
NMRT, LLC	New Mexico
Noble Road Landfill, Inc.	Ohio
Northeast Landfill, LLC	Delaware
Northlake Transfer, Inc.	Illinois
Northwest Tennessee Disposal Corporation	Tennessee
NRC (Asia Pacific) Ltd.	Thailand
NRC (B.V.I.) Ltd	British Virgin Islands
NRC (Egypt) LLC	Egypt
NRC (Trinidad and Tobago) Limited	Trinidad
NRC East Environmental Services, Inc.	Massachusetts
NRC Eastern Mediterranean Ltd.	Israel
NRC Environmental of Maine, Inc.	Maine
NRC Environmental Services (UK) Limited	Scotland
NRC Environmental Services Inc.	Washington
NRC Gulf Environmental Services, Inc.	Delaware
NRC Int. Holding Company LLC	Marshall Islands
NRC Intermediate Int. Holding Company, LLC	Delaware
NRC NY Environmental Services, Inc.	Delaware
NRC Payroll Management LLC	Delaware
NRC Servicing Limited	United Kingdom
NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	Delaware
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Hawaii
Oahu SPE 101-19 LLC	Hawaii
Oahu SPE 101-2 LLC	Hawaii
Oahu SPE 101-4 LLC	Hawaii
Oahu SPE 101-9 LLC	Hawaii
Oakland Heights Development, Inc.	Michigan
Obscurity Land Development, LLC	Virginia
Oceanside Waste & Recycling Services	California
Ohio Republic Contracts, II, Inc.	Delaware
Ohio Republic Contracts, Inc.	Ohio
Oklahoma City Landfill, L.L.C.	Oklahoma
OP-TECH Avix, Inc.	New York

Subsidiaries and Affiliates	Jurisdiction of Formation
Organix Solutions, LLC	Minnesota
Oscar's Collection System of Fremont, Inc.	Nebraska
OSRV Holdings, Inc.	Delaware
Otay Landfill, Inc.	California
Ottawa County Landfill, Inc.	Delaware
Packerton Land Company, L.L.C.	Delaware
Palomar Transfer Station, Inc.	California
Peltier Real Estate Company	Oregon
Peninsula Waste Systems, LLC	Maryland
Perdomo & Sons, Inc.	California
Pinal County Landfill Corp.	Arizona
Pine Bend Holdings L.L.C.	Delaware
Pine Hill Farms Landfill TX, LP	Delaware
Pinecrest Landfill OK, LLC	Delaware
Pittsburg County Landfill, Inc.	Oklahoma
Pleasant Oaks Landfill TX, LP	Delaware
Port Clinton Landfill, Inc.	Ohio
Portable Storage Co.	Oregon
Preble County Landfill, Inc.	Ohio
Price & Sons Recycling Company	Georgia
Prichard Landfill Corporation	West Virginia
Quail Run Services, LLC	Texas
R.C. Miller Enterprises, Inc.	Ohio
R.C. Miller Refuse Service Inc.	Ohio
Rabanco Companies	Washington
Rabanco Recycling, Inc.	Washington
Rabanco, Ltd.	Washington
Rainbow Disposal Co., Inc.	California
Rainbow Environmental Services, LLC	Delaware
Rainbow Transfer/Recycling, Inc.	California
Rainbow West Florida LLC	Delaware
Ramona Landfill, Inc.	California
Randy's Rentals, LLC	Minnesota
Randy's Sanitation, LLC	Minnesota
Ransomville Solar 1, LLC	Delaware
RCS, Inc.	Illinois
Re Community Delaware, LLC	Delaware
Re Community Great Lakes, LLC	Delaware
RE Community Holdings II, Inc.	Delaware
Re Community Renew New York LLC	Delaware
ReCommunity Corporation	New York
ReCommunity Farmingdale, LLC	Delaware
ReCommunity Kentucky, LLC	Delaware
ReCommunity West Corporation	Delaware
Red Diamond Disposal, Inc.	Texas
Regional Disposal Company	Washington

Subsidiaries and Affiliates	Jurisdiction of Formation
Reliable Disposal, Inc.	Michigan
Republic Circular Solutions, LLC	Maryland
Republic Dumpco, Inc.	Nevada
Republic EES, LLC	Louisiana
Republic Environmental Services, LLC	Delaware
Republic Environmental Technologies, Inc.	Nevada
Republic Industrial and Energy Solutions, LLC	Delaware
Republic Lightning, LLC	Delaware
Republic Ohio Contracts, LLC	Ohio
Republic Polymer Centers Holdings, LLC	Delaware
Republic Polymers, LLC	Ohio
Republic Polymers II, LLC	Ohio
Republic Recycling Services of Nevada, Inc.	Nevada
Republic Services Alliance Group II, Inc.	Delaware
Republic Services Alliance Group III, Inc.	Delaware
Republic Services Alliance Group IV, Inc.	Delaware
Republic Services Alliance Group, Inc.	Delaware
Republic Services Aviation, Inc.	Florida
Republic Services Blue Ridge Energy Development, LLC	Delaware
Republic Services Customer Resource Center Central, LLC	Delaware
Republic Services Customer Resource Center East, LLC	Delaware
Republic Services Customer Resource Center West, LLC	Delaware
Republic Services Digital Ventures I, LLC	Delaware
Republic Services Environmental Solutions II, LLC	Delaware
Republic Services Environmental Solutions III, LLC	Delaware
Republic Services Environmental, LLC	Delaware
Republic Services Group, LLC	Delaware
Republic Services Holding Company, LLC	Delaware
Republic Services Leasing Company, LLC	Delaware
Republic Services National Accounts, LLC	Delaware
Republic Services of Arizona Hauling, LLC	Arizona
Republic Services of British Columbia, Inc.	British Columbia
Republic Services of Buffalo, LLC	Delaware
Republic Services of California Holding Company, Inc.	Delaware
Republic Services of California II, LLC	Delaware
Republic Services of Canada, Inc.	Ontario
Republic Services of Colorado Hauling, LLC	Colorado
Republic Services of Colorado I, LLC	Colorado
Republic Services of Florida GP, Inc.	Delaware
Republic Services of Florida LP, Inc.	Delaware
Republic Services of Florida, Limited Partnership	Delaware
Republic Services of Georgia GP, LLC	Delaware
Republic Services of Georgia LP, LLC	Delaware
Republic Services of Georgia, Limited Partnership	Delaware
Republic Services of Indiana LP, Inc.	Delaware
Republic Services of Indiana Transportation, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Republic Services of Indiana, Limited Partnership	Delaware
Republic Services of Iowa, LLC	Iowa
Republic Services of Kentucky, LLC	Kentucky
Republic Services of Maryland, LLC	Maryland
Republic Services of Massachusetts, LLC	Delaware
Republic Services of Michigan Hauling, LLC	Michigan
Republic Services of Michigan Holding Company, Inc.	Delaware
Republic Services of Michigan I, LLC	Michigan
Republic Services of Michigan II, LLC	Michigan
Republic Services of Michigan III, LLC	Michigan
Republic Services of Michigan IV, LLC	Michigan
Republic Services of New Jersey, LLC	Delaware
Republic Services of North Carolina, LLC	North Carolina
Republic Services of Ohio Hauling, LLC	Ohio
Republic Services of Ohio I, LLC	Ohio
Republic Services of Ohio II, LLC	Ohio
Republic Services of Ohio III, LLC	Ohio
Republic Services of Ohio IV, LLC	Ohio
Republic Services of Ohio Transportation, LLC	Delaware
Republic Services of Oxnard, Inc.	California
Republic Services of PA - Environmental Solutions, LLC	Delaware
Republic Services of Pennsylvania, LLC	Delaware
Republic Services of Smith County, LLC	Delaware
Republic Services of Sonoma County Energy Producers, Inc.	California
Republic Services of Sonoma County, Inc.	Delaware
Republic Services of South Carolina, LLC	Delaware
Republic Services of Southern California, LLC	Delaware
Republic Services of Tennessee, LLC	Delaware
Republic Services of Virginia, LLC	Virginia
Republic Services of Wisconsin GP, LLC	Delaware
Republic Services of Wisconsin LP, LLC	Delaware
Republic Services of Wisconsin, Limited Partnership	Delaware
Republic Services Organic Holding, Inc.	Delaware
Republic Services Organic Solutions, LLC	Delaware
Republic Services Procurement, Inc.	Delaware
Republic Services Real Estate Holding, Inc.	North Carolina
Republic Services Recycling of Indiana, Inc.	Delaware
Republic Services Renewable Energy II, LLC	Delaware
Republic Services Renewable Energy III, LLC	Delaware
Republic Services Renewable Energy, LLC	Delaware
Republic Services Risk Management, Inc.	Delaware
Republic Services Vasco Road, LLC	Delaware
Republic Silver State Disposal, Inc.	Nevada
Republic Transportation Services of Canada, Inc.	Ontario

Subsidiaries and Affiliates	Jurisdiction of Formation
Republic Waste Services of Southern California, LLC	Delaware
Republic Waste Services of Texas GP, Inc.	Delaware
Republic Waste Services of Texas LP, Inc.	Delaware
Republic Waste Services of Texas, Ltd.	Texas
Republic Waste, Limited Partnership	Delaware
Resource Recovery Systems, LLC	Delaware
Resource Recovery, Inc.	Kansas
RI/Alameda Corp.	California
Richmond Sanitary Service, Inc.	California
Richmond Solar Power 1, LLC	Rhode Island
Rincon Solar I, LLC	Georgia
RITM, LLC	Delaware
River Recycling, LLC	Delaware
River Street Solar 1, LLC	Delaware
Roosevelt Associates	Washington
Ross Bros. Waste & Recycling Co.	Ohio
Rossman Sanitary Service, Inc.	Oregon
Roxana Landfill, LLC	Illinois
Royal Holdings, Inc.	Michigan
RSG Cayman Group, Inc.	Delaware
RT52 Walden Solar 1, LLC	Delaware
RTF Romulus, LLC	Michigan
Rubbish Control, L.L.C.	Delaware
RWS Texas Leasing Company, LLC	Texas
RWS Transport, L.P.	Delaware
Ryan Road Solar LLC	Delaware
S & S Recycling, Inc.	Georgia
S-Road Facility, LLC	Colorado
Saguaro National Captive Insurance Company	Arizona
Saline County Landfill, Inc.	Illinois
San Diego Landfill Systems, LLC	California
San Francisco Bay Railway, LLC	Delaware
San Marcos NCRRF, Inc.	California
Sand Valley Holdings, L.L.C.	Delaware
Sandy Hollow Landfill Corp.	West Virginia
Sangamon Valley Landfill, Inc.	Delaware
Sanifill, Inc.	Tennessee
Sanitary Disposal Service, Inc.	Michigan
Santek Environmental of Alabama, LLC	Alabama
Santek Environmental of Arkansas, LLC	Arkansas
Santek Environmental of Georgia, LLC	Georgia
Santek Environmental of Kentucky, LLC	Kentucky

Subsidiaries and Affiliates	Jurisdiction of Formation
Santek Environmental of North Carolina, LLC	North Carolina
Santek Environmental of Pine Belt, LLC	Mississippi
Santek Environmental of Tennessee, LLC	Tennessee
Santek Environmental of Texas, LLC	Texas
Santek Environmental of Virginia, LLC	Virginia
Santek Environmental, LLC	Tennessee
Santek Waste Services, LLC	Tennessee
Sauk Trail Development, Inc.	Michigan
Schofield Corporation of Orlando	Florida
Show-Me Landfill, LLC	Delaware
Shred - All Recycling Systems Inc.	Illinois
Simmons & Eastern, LLC	Delaware
Skipjack Solar Center, LLC	Delaware
Solano Garbage Company	California
Source Recycling, Inc.	Oregon
South Trans, Inc.	New Jersey
Southeast Landfill, LLC	Delaware
Southern Illinois Regional Landfill, Inc.	Illinois
Southern Tank Leasing, Inc.	Alabama
Southern Waste Services, Inc.	Florida
Southwest Landfill TX, LP	Delaware
Specialized Response Solutions (Canada) Inc.	Alberta
Specialized Response Solutions, L.P.	Texas
Springfield Environmental General Partnership	Indiana
St. Paul Haulers, LLC	Minnesota
Stablex Canada Inc.	Canada
Standard Disposal Services, Inc.	Michigan
Standard Environmental Services, Inc.	Michigan
Standard Waste, Inc.	Delaware
Streator Area Landfill, Inc.	Illinois
Suburban Transfer, Inc.	Illinois
Suburban Warehouse, Inc.	Illinois
Summit Waste Systems, Inc.	Arizona
Sunrise Sanitation Service, Inc.	California
Sunset Disposal Service, Inc.	California
Sunset Disposal, Inc.	Kansas
Sureclean A.S.	Norway
Sureclean Holdco Limited	United Kingdom
Sycamore Landfill, Inc.	California
Tate's Transfer Systems, Inc.	Missouri
Tay-Ban Corporation	Michigan
Tayman Industries, Inc.	California

Subsidiaries and Affiliates	Jurisdiction of Formation
The Ecology Group, Inc.	Ohio
Thomas Disposal Service, Inc.	Missouri
Tidal Tank, Inc.	Delaware
Tippecanoe County Waste Services Partnership	Indiana
TMC Services, Inc.	Massachusetts
Tom Luciano's Disposal Service, Inc.	New Jersey
Toro Energy of Indiana, LLC	Texas
Total Roll-Offs, L.L.C.	Texas
Total Solid Waste Recyclers, Inc.	New Jersey
Trash Butler, LLC	Florida
Tricil (N.Y.), Inc.	New York
Tri-County Refuse Service, Inc.	Michigan
Tri-State Recycling Services, Inc.	Illinois
Tri-State Refuse Corporation	Arizona
Turkey Creek Landfill TX, LP	Delaware
United Disposal Service, Inc.	Oregon
University Solar, LLC	Rhode Island
Upper Rock Island County Landfill, Inc.	Illinois
US Ecology Alaska, LLC	Delaware
US Ecology Burlington, Inc.	Maine
US Ecology Canada Inc. /Les Solutions Environnementales US Ecology Canada Inc.	Ontario
US Ecology Energy Waste Disposal Services, LLC	Delaware
US Ecology Group Holdings Corp.	Delaware
US Ecology Group Holdings, LLC	Delaware
US Ecology Holdings Group, Inc.	Delaware
US Ecology Holdings, Inc.	Delaware
US Ecology Holdings, LLC	Delaware
US Ecology Houston, Inc.	Delaware
US Ecology Idaho, Inc.	Delaware
US Ecology Illinois, Inc.	California
US Ecology Karnes County Disposal, LLC	Texas
US Ecology Livonia, Inc.	Michigan
US Ecology Michigan, Inc.	Michigan
US Ecology Nevada, Inc.	Delaware
US Ecology Romulus, Inc.	Michigan
US Ecology Stablex Holdings, Inc.	Delaware
US Ecology Sulligent, Inc.	Michigan
US Ecology Tampa, Inc.	Michigan
US Ecology Taylor, Inc.	Michigan
US Ecology Texas, Inc.	Delaware
US Ecology Thermal Services, Inc.	Delaware
US Ecology Transportation Solutions, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
US Ecology Tulsa, Inc.	Michigan
US Ecology US Holding Company, LLC	Delaware
US Ecology Vernon, Inc.	Delaware
US Ecology Washington, Inc.	Delaware
US Ecology Winnie, LLC	Delaware
US Ecology, Inc.	Delaware
USE Canada Holdings, Inc.	Canada
USE EWD Holdco, LLC	Delaware
Valley Landfills, Inc.	Oregon
Venezuelan Response Corporation	Venezuela
VHG, Inc.	Minnesota
Victoria Landfill TX, LP	Delaware
Vining Disposal Service, Inc.	Massachusetts
W. Orange RD Solar LLC	Delaware
Warner Hill Development Company	Ohio
Wasatch Regional Landfill, Inc.	Utah
Waste Control Systems, Inc.	Oregon
Waste Repurposing International, Inc.	Delaware
Waste Services Group, LLC	Delaware
Waste Services of Alabama, LLC	Alabama
Waste Services of Georgia, LLC	Georgia
Waste Services of Hattiesburg, LLC	Mississippi
Waste Services of Kentucky, LLC	Kentucky
Waste Services of New York, Inc.	New York
Waste Services of Tennessee, LLC	Tennessee
Waste Services of Texas, LLC	Texas
Wastehaul, Inc.	Indiana
Wayne County Land Development, LLC	New York
Wayne County Landfill IL, Inc.	Delaware
Wayne Developers, LLC	Georgia
Wayne Disposal, Inc.	Michigan
WDTR, Inc.	Oregon
Webster Parish Landfill, L.L.C.	Delaware
Wellkept LLC	Delaware
West Brookfield Boston Post Road Solar LLC	Delaware
West Contra Costa Energy Recovery Company	California
West Contra Costa Sanitary Landfill, Inc.	California
West County Landfill, Inc.	California
West County Resource Recovery, Inc.	California
West Street Solar 1, LLC	Delaware
Whispering Pines Landfill TX, LP	Delaware
Wilbur Woods Solar LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Willamette Resources, Inc.	Oregon
Williams County Landfill Inc.	Ohio
Williamsburg East Street Solar LLC	Delaware
Willow Ridge Landfill, LLC	Delaware
Wilshire Disposal Service	California
Winchendon Ash Street Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 2 LLC	Delaware
WJR Environmental, Inc.	Washington
Woodlake Sanitary Service, Inc.	Minnesota
Zakaroff Services	California
ZPD-PT Solar Project 2017-001 LLC	Massachusetts
ZPD-PT Solar Project 2017-003 LLC	Massachusetts
ZPD-PT Solar Project 2017-007 LLC	Massachusetts
ZPD-PT Solar Project 2017-008 LLC	Massachusetts
ZPD-PT Solar Project 2017-011 LLC	Massachusetts
ZPD-PT Solar Project 2017-014 LLC	Massachusetts
ZPD-PT Solar Project 2017-017 LLC	Massachusetts
ZPD-PT Solar Project 2017-021 LLC	Massachusetts
ZPD-PT Solar Project 2017-023 LLC	Massachusetts
ZPD-PT Solar Project 2017-024 LLC	Massachusetts
ZPD-PT Solar Project 2017-038 LLC	Massachusetts
ZPD-PT Solar Project 2017-044 LLC	Massachusetts